Investor Presentation October 26, 2017 3Q 2017

2 Forward-Looking Statements and Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "anticipate," "believe," "plan," "project," "expect," "future," "intend," "may," "will," "should," “could,” “would,” "estimate," "predict," "potential," "continue," and similar expressions. Actual results may differ significantly from management's expectations due to various risks and uncertainties including, but not limited to: risks associated with Blucora, Inc. (“Blucora” or the “Company”) strategic transformation and the successful execution of its strategic initiatives, operating plans and marketing strategies; general economic, political, industry, and market conditions; the Company’s ability to attract and retain productive advisors; the Company’s ability to successfully make technology enhancements and introduce new products and services; information technology and cybersecurity risks; the effect of current, pending and future legislation, regulation and regulatory actions, such as the new Department of Labor rule and any changes in tax laws; dependence on third parties to distribute products and services; litigation risks; the Company’s ability to hire, retain and motivate key employees; the Company’s ability to protect its intellectual property; and financing risks, including risks related to the Company’s existing debt obligations. A more detailed description of these and certain other factors that could affect actual results is included in Blucora’s most recent Annual Report on Form 10-K and subsequent reports filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation contains non-GAAP financial measures relating to our performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. Please refer to the notes to reconciliation of non-GAAP financial measures in Blucora’s quarterly earnings release for a detailed explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non- GAAP measures provide investors with useful supplemental information.

3 Source: U.S. Bureau of Labor Statistics Empowering people’s goals by optimizing taxes. We specialize in it. Americans spend more on taxes than on their mortgage, groceries and clothing, combined. Yet few firms focus on tax, and many avoid it altogether.

4 • Demonstrated revenue, segment income and non-GAAP EPS growth • Our business portfolio is positioned with significant organic growth opportunities • Strong cash flow generating business, strengthened balance sheet • Diversified revenue streams with multiple growth drivers and positive industry tailwinds • Differentiated business model with competitive advantages Investment Highlights

5

About Us

Blucora's tax-smart solutions empower people's goals by leveraging one of life's largest expenses – taxes

Blucora helps consumers manage their financial lives and optimize taxes through two segments:

Wealth Management

HD VEST FINANCIAL SERVICES®

- #1 Tax-Focused Independent Broker Dealer
- We provide advisors with the training, tools & support to deliver tax-smart wealth management to clients

$42.7 B Assets Under Administration	**$12 B** Assets Under Management
4,400 Advisors	**345,000** Customers

Leadership: Bob Oros
Led Fidelity's RIA business (2012-17)
LPL, Charles Schwab

Tax Preparation

TaxAct.

- #3 Tax Preparation Service (unit share)
- Online tax software solution for consumers and professionals that is simple, affordable, accurate

4.3M Consumer e-Files	**1.7M** Professional e-Files
21K Professional Users	**19** Yrs. Revenue Growth

Leadership: Sanjay Baskaran
Led Amazon N. America Credit Card biz (2015-17)
Visa, HSBC

2016 Overview


Tax Preparation
$139M
Pro
Wealth Management
$317M
Consumer
$130
30%
$150
Advisory
70%
$14
$23
Cash sweep
& other
$129
Fees
Commission & Trails

LTM Financial Results

(as of 9/30/17)

Revenue	$498.5 M
Segment Income	$127.8 M
Adjusted EBITDA	$105.1 M
Non-GAAP EPS	$1.44

BLUCORA

6 Multi-Year Transformation Integrated Tax-Smart Platform Reduced Customer Concentration Increased Recurring Revenue 2014 3Q’17 LTM Customers Accounting for more than 5% of Revenue Tax-Optimized Wealth Management Tax Prep 0% 20% 40% 60% 80% 100% 2014 3Q'17 LTM 13% 77% 6.3x Divested Non-Core Assets Blucora InfoSpace Monoprice 55% 0%

7 2014 2015 2016 2017 E* $0.70 $0.88 $1.06 $1.36 2014 2015 2016 3Q'17 LTM 2014 2015 2016 3Q'17 LTM Continued Momentum Revenue 7% CAGR Adjusted EBITDA 13% CAGR Non-GAAP EPS 25% CAGR Strengthening Balance Sheet $76 $82 $94 $105 $409 $437 $456 $499 2015 2016 3Q'17 6.3x 4.0x 2.6x LTM Free Cash Flow $72 million Net Leverage Ratio Adjusted EBITDA, non-GAAP EPS and Free Cash Flow are not defined under U.S. generally accepted accounting principles (GAAP). The company defines free cash flow as net cash provided by operating activities from continuing operations less purchases of property and equipment. Please see appendix for reconciliations to nearest GAAP measures. On December 31, 2015, Blucora closed the acquisition of HD Vest . The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014, and excludes the divested Search and Content and E-Commerce businesses. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go- forward basis.

8 Wealth Management • Revenue up 8% y/y • Assets Under Administration (AUA) +11% y/y to $42.7B • Assets Under Management (AUM) +17% y/y to $12.0B Strong Third Quarter New Record Tax Preparation • Revenue up 7% y/y • Investing & positioning for next tax season New Record Blucora Consolidated Revenue UP 8% Year over year Net leverage DOWN TO 2.6x vs. 4.2x year-ago

9 Core Beliefs • Taxes are one of life’s largest expenses • Leveraging taxes is not maximizing a once-a-year refund, but rather helping people achieve their financial goals • The tax prep industry focuses consumers on maximizing a once-a-year refund, a reactive approach that ignores the greater goals of minimizing taxes, increasing cash flow and enabling better long-term outcomes • The brokerage and wealth management industries ignore taxes, making the simplifying assumption that they don’t exist – because they can’t advise on taxes; instead they focus consumers on the illusion of investment alpha We will leverage tax information – along with trusted brands – to enable people to better achieve their goals, connecting the dots across a person’s financial life-cycle, uncovering opportunity they would otherwise miss Taxes are the key to better outcomes People are seriously underserved We have a unique opportunity to disrupt these outdated approaches The next innovation in managing finances: Integrated tax and wealth management That frame our growth strategy

10 Purpose and Values Purpose Values Vision Strategic Statement “Tax-smart” leaders, earning world-class customer loyalty and trust We live by a CREDO… • Customer obsessed: We serve all customers with passion • Reliable: We always deliver on our commitments • Ethical: We respect all others and treat people as they want to be treated • Driven: We demand excellence and strive to find a better way • One-Blucora: We will win more together Objective: High-performing growth company, delivering 15-18% growth in Non-GAAP EPS Scope: For consumers and small businesses, and their trusted advisors, we enable better financial outcomes through our tax expertise and insights – across relationship-led and digitally-led channels Advantage: Leveraging the tax information through our trusted brands enables us to deliver better financial recommendations and outcomes, across a breadth of demographic and the full consumer life-cycle Empowering people to exceed their goals through optimizing one of life’s largest expenses – taxes

11 Accelerate Growth Capture organic growth opportunities Create clear competitive differentiation and customer value in each business Deliver on cross-brand migration & synergies, leverage data to offer personalized services Build Tax-smart Leadership Deliver tax-alpha through integrated products and services across brands Deliver holistic tax-smart solutions, while others offer pieces Create One Blucora Enable efficiencies through shared services and expertise across the enterprise Build high-performing organization that attracts, retains, develops and engages the strongest talent Drive a shared purpose and common culture Our Path Forward / How We Win From Here Deliver Results Drive continuous improvement, metrics driven organization Continue to meet our goals and targets; maximize NOL Blucora Strategy

12 Financial Objectives (Next 3-5 Years) Revenue Growth Adjusted EBITDA Growth Non-GAAP EPS Growth 5-8% 6-9% 15-18% Near-term Focus Organic growth requirements Continued de-levering Future Considerations Consolidation & capability M&A Return of capital (share repurchase) Capital allocation priorities

2016 2017 2018+ 13 Roadmap for Value Creation Stabilize and Reposition Foundation for Growth Growth Company Increase profit & grow share Increase profit & grow AUM Organic Reposition TaxAct HD Vest DOL & capability buildout Redesign & streamline organization Integrate HD Vest Organization  Divestitures De-lever Refinance debt Cap Allocation Consolidation & capability M&A Return of capital De-lever   

14 Wealth Management

15 Our Market Position – HD Vest Source: Investment News - 2016 ranking. Competitor A Top 25 Broker Dealers (Total Assets) Tax-Focused Broker Dealers (Total Assets) Competitor B

16 Financial Performance – HD Vest Revenue $40.3 $43.0 $46.3 $50.5 13% 13% 15% 15% 0.06 0.08 0.1 0.12 0.14 0.16 0.18 0 5 10 15 20 25 30 35 40 45 50 55 60 2014 2015 2016 LTM 3Q'17 Segment Income & Margin 40.8% 27.0% 20.5% 11.7% Other Fee-based Transactional Trails 3Q’17 $273 $286 $280 $297 $32 $33 $37 $41 $305 $320 $317 $338 2014 2015 2016 LTM 3Q'17 Advisor Driven Other Revenue Mix

17 Favorable Industry Trends Positioned for Sustained Growth Source: Cerulli – U.S. Broker/Dealer Marketplace 2016 7000 9000 11000 13000 15000 17000 19000 21000 23000 25000 2011 2012 2013 2014 2015 2016 2017 2018 2019 ~8% CAGR ~8% CAGR Actual Forecast Assets Served by Advisors Growing 8% 34 36 40 25 27 27 41 37 33 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2011 2015 2019E Independent Bank/Regional Wirehouse Independents Taking Share Assets Shifting to Advisory (Advisory Assets as % of Independent Assets) 0% 20% 40% 60% 80% 100% 2011 2012 2013 2014 2015 2016 2017 2018 2019 Actual Forecast

18 Differentiated Business Model 1. Recruiting 2. New Customers 3. Tax Focus 4. Teamwork Train Existing Tax-Pros to be Wealth Mgmt. Advisors Advisors have existing client base …with trusted relationship Offer Tax-Smart Investing …integrated with tax management Family Atmosphere: Chapters, Mentors, Support Groups Recruit with Bonuses, Loans, Higher Payout Cold Calls Avoid Tax Discussion Tell clients to speak with their tax advisor Everyone for Themselves Traditional IBD Competitive Advantage • Advisor loyalty • Lower avg. payout • Limited upfront costs • Trusted relationship • Personalized approach • Comprehensive advice • Tax alpha • Share best practices • Client orientation Increased Loyalty Higher Conversion More Profitable Improved outcomes

19

Organic Business Opportunities

Strong Position with Significant Organic Opportunity

1. Optimize Advisor Success & Productivity

Productivity Per Advisor (PPA) (Top 25 IBDs by Revenue)


HD VEST

- Highest Potential Advisors Evaluate - Recruit
- Significantly Increase Support
- Technology Upgrades
- Leverage Proprietary Tax-Smart Platform

Increasing PPA for ½ of second quartile HD Vest advisors to average of first quartile = $20-$25M annual segment income opportunity.

3. Improve End-Client Penetration*


Percentage of Advisor Tax Clients Served
30% Served
70% Unserved
Wallet Share of Served Clients
50% Served
50% Unserved

Increasing tax practice penetration to 40% could represent $20 million annual segment income opportunity.

Value Drivers

Grow Assets (AUA)

Increase Monetization (ROCA)

2. Transition to New Clearing Platform

(Scheduled for 3Q 2018)

- Better capture of interest income ($2-$3M for each 25bps)
- New technology
- DTF Assets Opportunity ($14B off-platform)

Est. $60-$100 million segment income benefit over 10 years (equal to incremental 1-2 yrs. @ 3Q'17 run-rate).

4. Grow Managed Assets (AUM)

Narrow the Gap


Managed Assets
% of Total
HD Vest
28%
Best-in-Class*
54%

Every 5 pts represents up to $5 million incremental recurring segment income opportunity at existing asset levels.

*Best in class among broker dealers

BLUCORA | HD VEST FINANCIAL SERVICES

20 Key Takeaways – Wealth Management • LT Growth in assets served by advisors • Independents taking share • Continued shift to fee-based Favorable Industry Trends Already strong business with significant organic growth opportunities Differentiated business model, uniquely positioned • Optimize advisor success & productivity • Drive end-client penetration • New clearing platform • Grow managed assets

21 Tax Preparation

22 TaxAct Performance $0 $20 $40 $60 $80 $100 $120 $140 $160 19 Consecutive Years of Growth $- $10 $20 $30 $40 $50 $60 $70 $80 $90 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 TY 2011 TY 2012 TY 2013 TY 2014 TY 2015 TY 2016 Preparer Online Segment Income E-files (Mil) Segment Income ($Mil) • YTD through Sept. 30, 2017 • ARPU – Average revenue per U.S. TaxAct return (e-file) 2014 2015 2016 2017 Revenue ($mil) E-Files & Segment Income ARPU

23 34% 35% 36% 37% 39% 40% 41% 46% 47% 46% 46% 46% 46% 46% 14% 13% 13% 12% 11% 11% 10% 6% 5% 5% 5% 4% 3% 3% 2011 2012 2013 2014 2015 2016 2017 Online Leader Online Leader Online Leader Retail Leader Retail Leader Retail Leader TaxAct TaxAct TaxAct Other Other Other 0% 20% 40% 60% 80% 100% 2014 (TY13) 2016 (TY15) 2017E (TY16E) Unit Market Share (DDIY) Consumer Tax Filings by Method Percentage of U.S. Consumer Returns Processed Annually Tax Pro DIY Software Paper Store Front Source: Daymark Consulting, Blucora Estimates Market Overview

Deductions, Credits & Investments $37.00 $54.99 $79.99 33% - 54% Business Owner $47.00 $79.99 $114.99 41% - 59% 24 Market Overview (continued) Savings H&R Block • DDIY is fastest growing segment of market, but only commands 12% of industry revenue • DDIY volumetric leader growing category with focus on stores • New entrants targeting ‘free’ segment to sell customer data • Any tax reform/simplification expected to benefit DIY Unit Share 178M Market Dollar Share $22B Market Digital Volumetric Leader Growing Category 46% 1% CAGR 4% CAGR Federal Late-Season Pricing *Pricing as of 3/23/17 Tax Filing Market (U.S. and Canada) Pros Stores DDIY Paper 69% $180 ASP 10% 4% CAGR 19% $225 ASP 40% 5% CAGR 12% $37 ASP Source: Daymark Consulting, Intuit. CAGR 2013-2016 ASP – Average Selling Price Turbo Tax

25

Differentiated Business Model

	Targeting	Pricing	Technology & Support	Deepen & Monetize Relationships
Others	New Entrants: Free Leader: Free, Stores	Hidden Fees & Charges $50++ 'free' filings $30 for copy of return	Varied Tech: Clunky to Very Good Support: None to Good	Sell Client Data Mass Referral Engine
TaxAct	High Potential Segments Pay year 1	Transparent Excellent Value	Reliable, Easy to Use	Backed by True Financial and Tax-Expertise BluVest- Assessment BluPrint- tax-smart robo HD Vest – 360°
Competitive Strength	• High long-term value Profitable	• Loyalty • Potential ancillary svcs. Extend Brand	• 70% customer retention No reason to use others	• Thousands of advisors • $43B AUA, $12B AUM Increased LTV

BLUCORA | TaxAct

26 Win target segments Retain customers, win-back former customers • High-potential sub-segments • High lifetime value • 70% paid retention • Marketing optimization • Partnerships • Distribution • BluVest™ • Referral to HD Vest Advisor Business Opportunities • Cloud migration • Next-Gen operations & customer Support • Artificial Intelligence/Machine Learning, Cybersecurity • Marketing optimization Enhance Winning Capabilities Diversify Revenue

27 Benefitting from secular shift to DDIY Targeting higher value customer segments Enhancing platform Consistent growth in revenue and segment income Any tax reform/simplification expected to benefit DDIY Key Takeaways – Tax Preparation

28 Synergies

29

Synergy Opportunities are Incremental

While organic growth opportunities are near-term priority, synergy opportunities can drive incremental growth.

Convert TaxAct professional users to HD Vest financial advisors

- Currently 21,000 TaxAct Pro users vs. 4,400 HD Vest Advisors

Extend financial solutions to TaxAct DDIY tax filers

- Currently 4.3 million TA filers vs. 345,000 HD Vest Customers
- Examples include BluVest, BluPrint, Expert review

Create integrated tax pro software solutions


Blucora Growth Opportunities
(Illustrative)
2018
2019
2020
2021
Business Unit Specific
Synergy

BLUCORA

30 Summary Completed Multi-Year Business Transformation Continued Momentum Through Third Quarter Recently Conducted Growth Strategy Work Positioned to Execute on Significant Organic Growth Opportunities Upper-Single-Digit Revenue Growth Across Both Businesses Strengthened Balance Sheet Improvement in Key Growth Metrics, Including AUA, AUM

Appendix

32 Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures Preliminary Adjusted EBITDA Reconciliation (1) (Unaudited) (Amounts in thousands) Three months ended September 30, Nine months ended September 30, 2017 2016 2017 2016 Net income (loss) attributable to Blucora, Inc. (2) ($16,897) ($54,119) $16,991 ($45,897) Stock-based compensation 3,132 3,364 8,434 10,616 Depreciation and amortization of acquired intangible assets 9,688 9,483 28,553 29,080 Restructuring 106 __ 2,726 __ Other loss, net (3) 5,241 11,453 39,149 29,883 Net income attributable to noncontrolling interests 164 167 466 426 Income tax expense 166 (8,537) 5,952 8,899 Discontinued operations, net of income taxes __ 40,528 __ 57,981 Adjusted EBITDA $1,600 $2,339 $102,271 $91,379

33 Preliminary Non-GAAP Net Income (Loss) Reconciliation (1) (Unaudited) (Amounts in thousands, except per share amounts) Three months ended September 30, Nine months ended September 30, 2017 2016 2017 2016 Net income (loss) attributable to Blucora, Inc. (2) ($16,897) ($54,119) $16,991 ($45,897) Discontinued operations, net of income taxes __ 40,528 __ 57,981 Stock-based compensation 3,132 3,364 8,434 10,616 Amortization of acquired intangible assets 8,665 8,346 25,337 25,694 Accretion of debt discount on Convertible Senior Notes __ 901 1,567 2,749 Accelerated accretion of debt discount on Convertible Senior Notes repurchased __ __ __ 1,628 Gain on Convertible Senior Notes repurchased __ __ __ (7,724) Write-off of debt discount and debt issuance costs on terminated Convertible Senior Notes __ __ 6,715 __ Write-off of debt discount and debt issuance costs on closed TaxAct - HD Vest 2015 credit facility __ __ 9,593 __ Acquisition-related costs __ __ __ 391 Restructuring 106 __ 2,726 __ Impact of noncontrolling interests 164 167 466 426 Cash tax impact of adjustments to GAAP net income (928) (17) (3,334) 244 Non-cash income tax expense (1) 224 (9,312) 6,325 6,460 Non-GAAP net income (loss) ($5,534) ($10,142) $74,820 $52,568 Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

34 Preliminary Non-GAAP Net Income (Loss) Reconciliation (1) (Unaudited) (Amounts in thousands, except per share amounts) Per diluted share: Three months ended September 30, Nine months ended September 30, 2017 2016 2017 2016 Net income (loss) attributable to Blucora, Inc. ($0.37) ($1.30) $0.36 ($1.08) Discontinued operations, net of income taxes — 0.97 — 1.37 Stock-based compensation 0.07 0.08 0.18 0.25 Amortization of acquired intangible assets 0.20 0.21 0.55 0.60 Accretion of debt discount on Convertible Senior Notes — 0.02 0.03 0.06 Accelerated accretion of debt discount on Convertible Senior Notes repurchased — — — 0.04 Gain on Convertible Senior Notes repurchased — — — (0.18) Write-off of debt discount and debt issuance costs on terminated Convertible Senior Notes — — 0.14 — Write-off of debt discount and debt issuance costs on closed TaxAct - HD Vest 2015 credit facility — — 0.20 — Acquisition-related costs — — — 0.01 Restructuring — — 0.06 — Impact of noncontrolling interests 0.00 0.00 0.01 0.01 Cash tax impact of adjustments to GAAP net income (0.02) (0.00) (0.07) 0.01 Non-cash income tax (benefit) expense — (0.22) 0.14 0.15 Non-GAAP net income (loss) ($0.12) ($0.24) $1.60 $1.24 Weighted average shares outstanding used in computing per diluted share amounts 45,459 41,635 46,813 42,329 Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

35 Notes to Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures (1) We define Adjusted EBITDA as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, amortization of acquired intangible assets (including acquired technology), restructuring, other loss, net, the impact of noncontrolling interests, income tax expense, the effects of discontinued operations, and acquisition-related costs. Restructuring costs relate to the move of our corporate headquarters, which was announced in the fourth quarter of 2016. Acquisition-related costs include professional services fees and other direct transaction costs and changes in the fair value of contingent consideration liabilities related to acquired companies. The SimpleTax acquisition that was completed in 2015 included contingent consideration, for which the fair value of that liability was revalued in the second quarter of 2016. We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies. We define non-GAAP net income (loss) as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of discontinued operations, stock-based compensation, amortization of acquired intangible assets (including acquired technology), accretion of debt discount and accelerated accretion of debt discount on the Convertible Senior Notes (the "Notes"), gain on the Notes repurchased, write-off of debt discount and debt issuance costs on the Notes that were redeemed and the terminated TaxAct - HD Vest 2015 credit facility, acquisition-related costs (described further under Adjusted EBITDA above), restructuring costs (described further under Adjusted EBITDA above), the impact of noncontrolling interests, the related cash tax impact of those adjustments, and non-cash income taxes. The write-off of debt discount and debt issuance costs on the terminated Notes and the closed TaxAct - HD Vest 2015 credit facility relates to the debt refinancing that occurred in the second quarter of 2017. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024. We believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income (loss) should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate non-GAAP net income differently, and, therefore, our non-GAAP net income may not be comparable to similarly titled measures of other companies. (2) As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited) (3) Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, and gain/loss on debt extinguishment.

Blucora Net Leverage Ratio

36

(In thousands except ratio, rounding differences may exist)	2015	2016					2017		
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
CASH:									
Cash and cash equivalents	$55,473	$67,955	$74,273	$71,165	$51,713	$51,713	$74,609	$78,312	$78,558
Available-for-sale investments	11,301	11,642	7,821	4,492	7,101	7,101	160	—	—
	$66,774	$79,597	$82,094	$75,657	$58,814	$58,814	$74,769	$78,312	$78,558
DEBT:									
Senior secured credit facility	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$360,000	$350,000
TaxAct - HD Vest 2015 credit facility	400,000	360,000	340,000	295,000	260,000	260,000	222,000	—	—
Convertible Senior Notes	201,250	172,859	172,859	172,859	172,859	172,859	172,859	—	—
Note payable, related party	6,400	6,400	6,400	6,400	3,200	3,200	3,200	3,200	3,200
	$607,650	$539,259	$519,259	$474,259	$436,059	$436,059	$398,059	$363,200	$353,200
NET DEBT FROM CONTINUING OPERATIONS	($540,876)	($459,662)	($437,165)	($398,602)	($377,245)	($377,245)	($323,290)	($284,888)	($274,642)
OTHER:									
Add: Escrow receivable [(1)]	$20,000	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
TOTAL NET DEBT FROM CONTINUING OPERATIONS	($520,876)	($459,662)	($437,165)	($398,602)	($377,245)	($377,245)	($323,290)	($284,888)	($274,642)
Last twelve months (pro forma): [(2)]									
SEGMENT INCOME:									
Wealth Management	$42,997	$45,256	$44,563	$44,703	$46,296	$46,296	$47,243	$49,725	$50,522
Tax Preparation	56,984	60,412	70,318	68,478	66,897	66,897	72,457	79,176	77,320
	99,981	105,668	114,881	113,181	113,193	113,193	119,700	128,901	127,842
Unallocated corporate operating expenses	(17,750)	(18,073)	(17,871)	(18,345)	(18,999)	(18,999)	(21,073)	(23,076)	(22,756)
ADJUSTED EBITDA	$82,231	$87,595	$97,010	$94,836	$94,194	$94,194	$98,627	$105,825	$105,086
LEVERAGE RATIO	6.3	5.2	4.5	4.2	4.0	4.0	3.3	2.7	2.6

(1) Amount represents consideration funded to escrow that was contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount was returned to the Company from escrow in 1Q16.

(2) The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

BLUCORA

Blucora Reconciliation of Operating Free Cash Flow from Continuing Operations (1)

37

(In thousands, rounding differences may exist)	2015		2016						2017		
	FY 12/31		1Q		2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
Net cash provided by operating activities from continuing operations	$24,308	(2)	$68,721	(2)	$22,165	($2,349)	($2,567)	$85,970	$52,900	$28,236	($1,906)
Purchases of property and equipment	(1,512)		(677)		(851)	(1,120)	(1,164)	(3,812)	(1,165)	(746)	(1,898)
Operating free cash flow from continuing operations	$22,796		$68,044		$21,314	($3,469)	($3,731)	$82,158	$51,735	$27,490	($3,804)

(1) We define operating free cash flow from continuing operations as net cash provided by operating activities from continuing operations less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

(2) FY 2015 includes $20.0 million of consideration funded to escrow that was contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount was returned to the Company from escrow in 1Q16.

BLUCORA